EXHIBIT 10.1

          ASSIGNMENT OF INTANGIBLE ASSETS AND ASSUMPTION OF LIABILITIES

         This Assignment of Intangible Assets and Assumption of Liabilities (the "Assignment") is entered into this 28th day of June 2011 by and between Solar3D, Inc., a Delaware corporation (the "Assignor"), and Wideband Detection Technologies, Inc., a Florida corporation ("Assignee"), and Roland F. Bryan, an individual ("RFB"), with respect to the following facts:


                                    RECITALS
                                    --------

         A. Assignee is a wholly owned subsidiary of the Assignor that owns certain proprietary rights to the architecture for a wireless communication network of sensors comprising a system for detecting movement over specified areas. Assignor owns its own proprietary technology (the "Technology") for the design and manufacture of wireless, radio-based networks of sensors and other devices capable of communicating among themselves to provide and transmit information, and to monitor environmental conditions, vibration and other physical conditions. Assignor owns intangible assets related to the Technology (collectively, the "Intangible Assets"). A list of the Intangible Assets is attached to this Assignment as Exhibit A.

         B. In consideration for the assumption of certain liabilities (the "Liabilities") of Assignor by the Assignee, the Assignor will assign all of its right, title and interest in and to the Intangible Assets to the Assignee.

         C. All of the Liabilities are owed to RFB, the Chairman of the Board of Directors and an executive officer of the Assignor and the Assignee.

         D. By the execution of this Assignment, (1) Assignor hereby assigns to Assignee and Assignee hereby accepts from the Assignor the assignment of all of Assignor's right, title and interest in and to the Intangible Assets pursuant to this Assignment, (2) Assignee hereby assumes the Liabilities from the Assignor, and (3) RFB hereby releases and forever discharges the Assignor from liability for the Liabilities, and will seek payment for them solely from the Assignee.


         NOW, THEREFORE, in consideration of the mutual agreements herein and in light of the recitals stated above, the parties hereto agree as follows:

1.       ASSIGNMENT OF OWNERSHIP OF INTANGIBLE ASSETS
         --------------------------------------------

         In  consideration  for the  assumption of  Liabilities  as specified in
Section 2 of this Assignment, Assignor hereby assigns and conveys to Assignee title to all of the Intangible Assets in perpetuity, free and clear of all liens, encumbrances and claims, effective on the date first above written. Accordingly, to the full extent of the Intangible Assets, Assignee will have the right to license and sell the Technology, to own the copyright to the Technology and to utilize, commercially exploit, modify, enhance, sublicense, program, customize, create derivative works, produce, reproduce, broadcast, publish, copy and depict the Technology on a worldwide royalty-free basis in perpetuity in any medium and for any commercial or noncommercial purpose, including but not limited to transmission of digital data in any medium and for any purpose.

2.       ASSUMPTION OF LIABILITIES - NOVATION
         ------------------------------------

         In consideration for the Intangible Assets assigned and conveyed to Assignee by Assignor pursuant to Section 1 of this Assignment, Assignee hereby assumes liability to pay all of the following liabilities owed by Assignor to RFB as of June 30, 2011 (collectively, the "Liabilities"): all accrued interest, which was approximately $107,074 as of March 31, 2011; all accrued salary, which was approximately $444,000 as of March 31, 2011; and all accrued vacation pay, which was approximately $9,232 as of March 31, 2011. In order to accomplish a novation of the Liabilities, simultaneously with such assumption, RFB hereby releases and forever discharges Assignor from all liability for the Liabilities, effective on the date first above written, and will seek payment for such liabilities only from Assignee and not from Assignor.

3.       INTENTIONALLY LEFT BLANK
         ------------------------


4.       INDEMNIFICATION
         ---------------

         Each party to this Assignment hereby agrees to indemnify and hold harmless the other party and its affiliates from any liability, claims, damages, losses or expenses incurred by them as a result of any breach by the party of any of its covenants, representations or warranties in this Assignment.

5.       COVENANTS OF THE ASSIGNOR
         -------------------------

         After the execution of this Assignment by both parties hereto and upon issuance of the consideration to Assignor provided in Section 2 of this Assignment, Assignor (a) agrees to deliver all source code, computer software and other materials comprising the Technology to the Assignee, and (b) agrees to deliver all other materials comprising the Intangible Assets to the Assignee.

6.       FURTHER ACTS
         ------------

         All parties agree to execute and, if necessary or appropriate, to record with government agencies, any other documents, agreements, instruments, assignments or certificates and take any other action reasonably necessary in order to implement the terms and intent of this Assignment, including but not limited to assignment and recordation of patents, copyrights, trademarks, tradenames and other intellectual property.

7.       REPRESENTATIONS AND WARRANTIES OF ASSIGNOR
         ------------------------------------------

         Assignor hereby represents and warrants to Assignee that (a) it has full and complete authority to enter into this Assignment and to perform its covenants and to make the representations and warranties made by it in this Assignment, (b) it has good and valid title to the Intangible Assets, free and clear of all liens, encumbrances and claims except as specifically disclosed in the recitals or exhibits of this Assignment, (c) Assignor will, pursuant to this Assignment, convey good, valid and marketable title to the Intangible Assets to the Assignee, free and clear of all liens, encumbrances or claims, and (d) this Assignment is a valid and binding agreement of the Assignor, enforceable in accordance with its terms.

8.       REPRESENTATIONS AND WARRANTIES OF ASSIGNEE
         ------------------------------------------

         Assignee hereby represents and warrants to Assignor that (a) Assignee's sole director has authorized the execution of and performance by the Assignee of its covenants, representations and warranties in this Assignment, and (b) the Assignee has full and complete authority to enter into this Assignment and to perform its covenants and to make the representations and warranties made by it in this Assignment, including but not limited to the assumption of Liabilities.

9.       NOTICE
         ------

         Notice will deemed to be given by one party to the other parties of this Assignment upon personal delivery by messenger, air courier, express mail or certified registered mail, return receipt requested, or upon facsimile or email, or three days after mailing by first class mail by the party giving the notice, addressed to the parties as follows, or to any other address or facsimile numbers provided to the parties in writing in accordance with this Assignment by the party making the change:


         IF TO ASSIGNOR:            Solar3D, Inc.
                                    6500 Hollister Avenue, Suite 130
                                    Goleta, California 93117
                                    Attention: James B. Nelson,
                                    Chief Executive Officer
                                    Telephone Number:  (206) 919-9981

         IF TO THE ASSIGNEE OR RFB: Wideband Detection Technologies, Inc.
                                    6500 Hollister Avenue, Suite 130
                                    Goleta, California 93117
                                    Attention: Roland F. Bryan, President
                                    Telephone Number:  (805) 448-7576

10.      INJUNCTIVE RELIEF
         -----------------

         10.1     DAMAGES INADEQUATE
                  ------------------

                  Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants or provisions of this Assignment, and agrees that in the event of any breach of any covenant or provision, the other party to this Assignment will not have an adequate remedy at law.

         10.2     INJUNCTIVE RELIEF
                  -----------------

                  It is therefore agreed that the other party to this Assignment who is entitled to the benefit of the covenants and provisions of this Assignment which have been breached, in addition to any other Intangible Assets or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge as a defense that there is an adequate remedy at law.

11.      WAIVERS
         -------

         If any party shall at any time waive any Intangible Assets hereunder resulting from any breach by the other party of any of the provisions of this Assignment, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Assignment. Resort to any remedies referred to herein shall not be construed as a waiver of any other Intangible Assets and remedies to which such party is entitled under this Assignment or otherwise.

12.      SUCCESSORS AND ASSIGNS
         ----------------------

         Each covenant and  representation of this Assignment shall inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

13.      ATTORNEY'S FEES
         ---------------

         In the event that either party must resort to legal action in order to enforce the provisions of this Assignment or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Assignment, including but not limited to post judgement costs.

14.      ENTIRE AND SOLE ASSIGNMENT
         --------------------------

         This Assignment constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Assignment. This Assignment may be modified only by a written agreement signed by all parties.

15.      GOVERNING LAW
         -------------

         This Assignment shall be governed by and construed in accordance with the laws of the State of California. The venue for any proceedings under this Assignment will be in the proper legal forum in the County of Santa Barbara, in the State of California.

16.      SEVERABILITY
         ------------

         The provisions of this Assignment are meant to be enforced severally so that the determination that one or more provisions are enforceable or invalid shall not affect or render invalid any other provision of this Assignment, and such other provisions shall continue to be in full forced in accordance with their terms.

17.      REMEDIES CUMULATIVE
         -------------------

         All remedies under this Assignment are cumulative, and none is intended to be exclusive of another remedy. No delay or omission in insisting upon the strict observance of performance of any provision of this Assignment, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

18.      CAPTIONS
         --------

         The paragraph and other headings contained in this Assignment are for reference purposes only, and shall not limit or otherwise affect the meaning of this Assignment.

19.      LEGAL HOLIDAYS
         --------------

         In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Santa Barbara, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

20.      COUNTERPARTS
         ------------

         This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

21.      PARTIES
         -------

         This Assignment shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Assignment or any provision contained herein.

22.      AUTHORITY
         ---------

         All signatories to this Assignment do hereby declare that they have the authority to execute this Assignment on behalf of the parties to this Assignment.


ASSIGNOR:           SOLAR3D, INC., A DELAWARE CORPORATION



                    By:
                       -------------------------------------------------
                         James B. Nelson, Chief Executive Officer


ASSIGNEE:           WIDEBAND DETECTION TECHNOLOGIES, INC., A FLORIDA CORPORATION



                    By:
                       -------------------------------------------------
                         Roland F. Bryan, President



RFB:                ROLAND F. BRYAN



                    By:
                       -------------------------------------------------
                         Roland F. Bryan, an Individual

                                    EXHIBIT A

                     LIST OF MACHINETALKER INTANGIBLE ASSETS
             BEING CONVEYED TO WIDEBAND DETECTION TECHNOLOGIES, INC.

1.       The tradename and trademark "MachineTalker(R)".
2.       Patent Number 7,184,423.
3. The proprietary rights and trade secrets relating to the MachineTalker Business, including but not limited to all designs, concepts, drawings, architecture, prototype designs, knowhow, processes, test results, presentations, computer software, programming, protocols and related Intangible Assets.
4. All copyrights and trademarks identifying the Company's products whether registered or, if not, by identification ((TM)) in product literature and in practice which are owned by the Company related to the MachineTalker Business.
5.       The business goodwill of the MachineTalker Business.